UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Section 5-Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's annual meeting of shareholders was held on April 15, 2020. The following matters, as described more fully in the Company's Proxy Statement, were voted on by the shareholders at this meeting:

(1)  Election of Directors. The following directors were elected:

			VOTES
	Term	For	Withheld	Broker Non-Votes
Harry A. Cockrell	1 year	78,158,073	954,786	11,335,840
R. Howard Coker	1 year	78,211,110	901,749	11,335,840
Pamela L. Davies	1 year	77,479,594	1,633,265	11,335,840
Theresa J. Drew	1 year	78,907,044	205,815	11,335,840
Philippe Guillemot	1 year	78,888,757	224,102	11,335,840
John R. Haley	1 year	78,018,115	1,094,744	11,335,840
Robert R. Hill, Jr.	1 year	78,904,455	208,404	11,335,840
Richard G. Kyle	1 year	78,900,808	212,051	11,335,840
Blythe J. McGarvie	1 year	78,893,208	219,651	11,335,840
James M. Micali	1 year	77,228,702	1,884,156	11,335,840
Sundaram Nagarajan	1 year	78,836,061	276,798	11,335,840
Marc D. Oken	1 year	76,914,706	2,198,153	11,335,840
Thomas E. Whiddon	1 year	77,289,344	1,823,515	11,335,840
Lloyd M. Yates	1 year	78,899,531	213,328	11,335,840

(2)  Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 was approved. The shareholders voted 87,216,590 for and 3,115,996 against ratification, with 116,113 votes abstaining and no broker non-votes.
(3)  Advisory (Non-binding) Resolution to Approve Executive Compensation. The advisory (non-binding) shareholder resolution on Executive Compensation was approved. The shareholders voted 76,782,934 for and 1,907,741 against the resolution, with 422,184 votes abstaining and 11,335,840 broker non-votes.
(4)  Amendment of Article 6(d) of the Articles of Incorporation and Article III, Section 7, of the By-Laws Relating to the Vote Required for Removal of Directors. The amendment of Article 6(d) of the Articles of Incorporation and Article III, Section 7, of the By-Laws was approved. The shareholders voted 78,053,841 for and 853,158 against the resolution, with 205,860 votes abstaining and 11,335,840 broker non-votes.
(5)  Amendment of Article 6(f) of the Articles of Incorporation Relating to Quorum or Voting Requirement of Shareholders. The amendment of Article 6(f) of the Articles of Incorporation was approved. The shareholders voted 78,072,517 for and 842,000 against the resolution, with 198,342 votes abstaining and 11,335,840 broker non-votes.

(6) Amendment of Article IX, Section 1, of the By-Laws Relating to the Shareholder Vote Required to Amend the By-Laws. The amendment of Article IX, Section 1, of the By-Laws was approved. The shareholders voted 78,074,565 for and 866,993 against the resolution, with 171,302 votes abstaining and 11,335,840 broker non-votes.
(7)  Advisory (Non-binding) Shareholder Proposal Regarding Right to Call Special Shareholder Meeting. The advisory (non-binding) shareholder proposal regarding the right to call a special shareholder meeting was approved. The shareholders voted 55,438,388 for and 23,496,104 against the resolution, with 178,367 votes abstaining and 11,335,840 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 16, 2020	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer